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                                                                     EXHIBIT 1-A
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                     AMERITECH CAPITAL FUNDING CORPORATION

                                DEBT SECURITIES

                         UNCONDITIONALLY GUARANTEED BY

                             AMERITECH CORPORATION

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  March 28, 1995

To the Representatives of the
  several Underwriters named in the
  respective Pricing Agreements
  hereinafter described.

Dear Sirs:

          From time to time Ameritech Capital Funding Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). The Securities will be guaranteed unconditionally as to payments of principal, premium, if any, and interest (the "Guarantees") by Ameritech Corporation ("Ameritech").

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

          1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any

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of the Securities or as an obligation of any of the Underwriters to purchase the
Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the currency of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated
Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company and Ameritech jointly and severally represent and warrant to and agree with each of the Underwriters that:

              (a) A joint registration statement in respect of the Securities and the Guarantees has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto (other than the Form T-1, as hereinafter defined) and the documents incorporated by reference in the

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          prospectus contained in the registration statement at the time such part of the registration statement was declared effective, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of Ameritech filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424 under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

              (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not

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          misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Ameritech by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

              (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements thereto will conform, in all material respects to the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act (the "Form T-1") or (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Ameritech by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

              (d) The filing of the Registration Statement with respect to the Securities and the Guarantees has been duly authorized by the Company and Ameritech; when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered by the Company and will constitute legal, valid and binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; when the Guarantees are endorsed on Designated Securities which are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Guarantees will have been duly executed and delivered and will constitute legal, valid and binding obligations of Ameritech enforceable in accordance with their terms; the Indenture has been duly authorized by the Company and Ameritech and, at each Time of Delivery (as defined in Section 4 hereof) for such Designated Securities the Indenture will be duly qualified under the

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          Trust Indenture Act and will constitute a legal, valid and binding instrument of the Company and Ameritech, enforceable in accordance with its terms; and the Indenture conforms, and the Designated Securities and the Guarantees will conform, to the descriptions thereof in the Prospectus as amended or supplemented with respect to such Designated Securities. The foregoing representations are subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

          3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such areas as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor, payable to the Company in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

          5. The Company and Ameritech jointly and severally agree with each of the Underwriters of any Designated Securities:

              (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act, within the applicable time period prescribed for such filing, following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such other time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery which shall be disapproved upon a reasonable basis by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement

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          after such Time of Delivery for such Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or Ameritech with the Commission pursuant to
          Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities or the Guarantees, and during such same period to advise the Representatives, promptly after either of them receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly their best efforts to obtain its withdrawal;

              (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities and the Guarantees for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities and the Guarantees, provided that in connection therewith neither the Company nor Ameritech shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus

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          or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

              (d) To make generally available to Ameritech's security-holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of Ameritech and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

              (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions, if any, for such Designated Securities, as notified to the Company and Ameritech by the Representatives named in Schedule II to the Pricing Agreement for such Designated Securities, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of (A) any debt securities of the Company or Ameritech which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities or (B) any guarantee by Ameritech of debt securities which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, in either case, without the prior written consent of the Representatives.

          6. The Company and Ameritech jointly and severally covenant and agree with the several Underwriters that the Company or Ameritech will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and Ameritech's counsel and accountants in connection with the registration of the Securities and the Guarantees under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees; (iii) all expenses in connection

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with the qualification of the Securities and the Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees (not in excess of $5,000 for the Designated Securities issued under the Pricing Agreement relating to such Designated Securities) and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the Guarantees;
(vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of their respective obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and Ameritech herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company and Ameritech shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

              (b) Mayer, Brown & Platt, counsel for the Underwriters, or such other counsel acting for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of each of the Company and

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          Ameritech, the validity of the Indenture, the Designated Securities, the Guarantees, the Registration Statement, the Prospectus as amended or supplemented and such other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

              (c) The Company and Ameritech shall have furnished to the Representatives the opinion of Winston & Strawn, counsel for the Company and Ameritech, or such other counsel reasonably satisfactory to the Representatives, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) the Designated Securities, the Guarantees and the
              Indenture conform to the descriptions thereof contained in the Prospectus as amended or supplemented;

                  (ii) the Indenture has been duly qualified under the Trust
              Indenture Act;

                  (iii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus as amended or supplemented and, if any, any further amendments and supplements thereto made by the Company or Ameritech prior to the Time of Delivery for the Designated Securities (other than material incorporated by reference therein, the financial statements and other financial and statistical information contained therein and the Statement of Eligibility of the Trustee (Form T-1) under the Trust Indenture Act, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement at its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company or Ameritech (other than financial statements and other financial and statistical

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              information contained therein and the Statement of Eligibility of the Trustee (Form T-1) under the Trust Indenture Act, as to which such counsel need express no opinion) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                   (iv) assuming continued compliance with Rule 3a-5 under the
              Investment Company Act of 1940, as amended (the "Investment Company Act"), the Company is exempt from the provisions of the Investment Company Act, and Ameritech is not an "investment company" within the meaning of such Act.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are reasonably satisfactory to counsel for the Representatives, (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and Ameritech and public officials and (C) as to certain matters relating to the legality of the issuance of the Designated Securities and the Guarantees, on the opinion of the counsel specified in subparagraph (d) below.

              (d) The Company and Ameritech shall have furnished to the Representatives the opinion of the General Counsel, the Associate General Counsel, a Counsel or a General Attorney of Ameritech, dated the Time of Delivery of the Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) each of the Company and Ameritech and Illinois Bell
              Telephone Company, Indiana Bell Telephone Company, Incorporated, Michigan Bell Telephone Company, The Ohio Bell Telephone Company and Wisconsin Bell, Inc. (individually a "Significant Subsidiary" and collectively the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented or in any further amendments or supplements thereto made by the Company or Ameritech prior to the Time of Delivery for the Designated Securities, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a material adverse affect on the

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              condition (financial or other), earnings, business or property of
              Ameritech and its subsidiaries taken as a whole;

                  (ii) all the outstanding shares of capital stock of each
              Significant Subsidiary and the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus as amended or supplemented, all outstanding shares of capital stock of the Significant Subsidiaries and of the Company are owned by Ameritech free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                  (iii) to the best knowledge of such counsel, there is no
              pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, Ameritech or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus as amended or supplemented, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus as amended or supplemented, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus as amended or supplemented describing any legal proceedings or material contracts or agreements relating to the Company or Ameritech fairly summarize such matters;

                  (iv) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Designated Securities or the Guarantees as contemplated by this Agreement and the Pricing Agreement with respect to the Designated Securities and such other approvals (specified in such opinion) as have been obtained;

                  (v) neither the execution and delivery of the Indenture, the issue and sale of the Designated Securities and the Guarantees nor the consummation of any other of the transactions contemplated in this Agreement nor the fulfillment of the terms hereof or the Pricing Agreement with respect to the Designated Securities will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or Ameritech or the terms of any indenture or other material agreement or material instrument known to such counsel and to which the Company or Ameritech or any of its subsidiaries is a party or bound, or

                                      -11-
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              any order or regulation known to such counsel to be applicable to the Company or Ameritech or any of its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or Ameritech or any Significant Subsidiary;

                  (vi) the Guarantees have been duly authorized, executed,
              issued and delivered by Ameritech and constitute the legal, valid and binding obligations of Ameritech enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general equitable principles);

                  (vii) the Indenture has been duly authorized, executed and delivered by the Company and Ameritech, and constitutes a legal, valid and binding instrument enforceable against the Company and Ameritech in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general equitable principles); and the Designated Securities have been duly authorized, executed, issued and delivered by the Company and, when authenticated in accordance with the provisions of the Indenture, will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                  (viii) this Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company and Ameritech; and

                  (ix) to the best knowledge of such counsel, the material
              incorporated by reference into the Registration Statement and the Prospectus as amended and supplemented (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement at its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company or Ameritech (other than the financial statements and other financial and statistical information contained therein as to which such counsel need

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              express no opinion) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Illinois, the corporate law of the State of Delaware or the laws of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are reasonably satisfactory to counsel for the Representatives and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and Ameritech and public officials.

              (e) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, Arthur Andersen & Co. shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

              (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the President and the principal financial or accounting officer or Assistant Treasurer of the Company, dated as of the Time of Delivery of the Designated Securities, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company or Ameritech prior to the Time of Delivery for the Designated Securities and this Agreement and that:

                  (i) the representations and warranties of the Company in this
              Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Underwriters of the Designated Securities under the Pricing Agreement relating thereto;

                  (ii) no stop order suspending the effectiveness of the
              Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officers' knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Prospectus as amended or supplemented (exclusive of any further amendments or supplements thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus as amended or supplemented (exclusive of any further amendments or supplements thereto).

              (g) Ameritech shall have furnished to the Representatives a certificate of Ameritech, signed by the Chairman of the Board, a Vice Chairman, a President or any Vice President and the principal financial or accounting officer, Treasurer or Assistant Treasurer of Ameritech, dated as of the Time of Delivery of the Designated Securities, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company or Ameritech prior to the Time of Delivery for the Designated Securities and this Agreement and that:

                  (i) the representations and warranties of Ameritech in this
              Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and Ameritech has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Underwriters of the Designated Securities under the Pricing Agreement relating thereto;

                  (ii) no stop order suspending the effectiveness of the
              Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officers' knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Prospectus as amended or supplemented (exclusive of any further amendments or supplements thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of Ameritech and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus as amended or supplemented (exclusive of any further amendments or supplements thereto).

              (h) On or after the date of the Pricing Agreement relating to the Designated Securities and prior to the Time of Delivery thereof, (1) no downgrading shall have occurred in the rating accorded the Company's or Ameritech's debt securities by any of Standard & Poor's Corporation, Moody's Investors Service, Inc. or Duff & Phelps Credit Rating Co. and (2) none of such organizations shall have publicly announced that it has under surveillance or review with possible negative implications its rating of any of the Company's or Ameritech's debt securities;

              (i) On or after the date of the Pricing Agreement relating to the Designated Securities and prior to the Time of Delivery thereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States, on or after the date of such Pricing Agreement and prior to such Time of Delivery, of a national emergency or war if the effect of any such event specified in this clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented; and

              (j) Neither the Company nor Ameritech shall have made, after the date of the Pricing Agreement for any Designated Securities and prior to the Time of Delivery for such Designated Securities, any amendment or supplement to the Registration Statement or Prospectus as amended or supplemented which shall have been reasonably disapproved by the Representatives for such Designated Securities.

          8. (a) The Company and Ameritech will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act, the Exchange Act or any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that neither the Company nor Ameritech shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Ameritech by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that, in the event that the Prospectus as amended or supplemented shall have been further amended or supplemented and copies thereof, as so further amended or supplemented, furnished to each Underwriter prior to the confirmation of any sales of Designated Securities, such indemnity with respect to the Prospectus as amended or supplemented shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Designated Securities which are the subject thereof if such person did not, at or prior to the confirmation of the sale of Designated Securities to such person, receive a copy of the Prospectus (excluding documents incorporated by reference) as so further amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus as amended or supplemented was corrected in the Prospectus as so further amended or supplemented.

              (b) Each Underwriter will indemnify and hold harmless the Company and Ameritech against any losses, claims, damages or liabilities to which the Company or Ameritech may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Ameritech by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and Ameritech for any legal or other expenses reasonably incurred by the Company or Ameritech in connection with investigating or defending any such action or claim.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of subsection (a), representing the indemnified parties under such subsection (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

              (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subsection
          (a) is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or Ameritech on grounds of policy or otherwise, the Company, Ameritech and each of the Underwriters of the Designated Securities shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expense reasonably incurred in connection with investigating or defending same) to which the Company, Ameritech and any of the Underwriters of the Designated Securities may be subject in such proportion so that each of the Underwriters of the Designated Securities is responsible for that portion represented by the percentage that the aggregate discounts and commissions received by such of the Underwriters of the Designated Securities in connection with the Designated Securities from which such losses, claims, damages and liabilities arise bears to the aggregate principal amount of such Designated Securities sold and the Company and Ameritech are responsible for the balance; provided, however, that (y) in no case shall any of the Underwriters of the Designated Securities be responsible for any amount in excess of the discounts and commissions received by such of the Underwriters of the Designated Securities in connection with the Designated Securities from which such losses, claims, damages and liabilities arise and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
          Section 8, each person who controls any of the Underwriters of Designated Securities within the meaning of the Act shall have the same rights to contribution as you and each person who controls the Company or Ameritech within the meaning of either the Act or the Exchange Act, each officer of the Company and Ameritech who shall have signed the Registration Statement and each director of the Company and Ameritech shall have the same rights to contribution as the Company and Ameritech, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

               (e) The obligations of the Company and Ameritech under this
          Section 8 shall be in addition to any liability which the Company or Ameritech may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and Ameritech and to each person, if any, who controls the Company or Ameritech within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and Ameritech agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

              (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

              (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of

          Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company, Ameritech and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or Ameritech, or any officer or director or controlling person of the Company or Ameritech, and shall survive delivery of and payment for the Securities.

          11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor Ameritech shall then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company and Ameritech will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including the reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and Ameritech shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in
Section 6 and Section 8 hereof.

          12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

              All statements, requests, notices and agreements hereunder shall be in writing or by telegram or facsimile transmission if promptly confirmed in writing, and if to the

Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or Ameritech shall be sufficient in all respects if delivered or sent by registered mail to the respective addresses of the Company and Ameritech set forth in the Registration Statement, in the case of the Company, Attention: President, and, in the case of Ameritech, Attention:
Senior Vice President and General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or Ameritech by the Representatives upon request.

          13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Ameritech and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and Ameritech and each person who controls the Company or Ameritech or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of each Pricing Agreement. "Business day" as used herein shall mean any day when the Commission's office in Washington, D.C. is normally open for business.

          15. This Agreement and each Pricing Agreement shall be construed in accordance with the laws of the State of New York.

          16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          17. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors of controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          If the foregoing is in accordance with your understanding, please sign and return seven counterparts hereof.

                                    Very truly yours,

                                    AMERITECH CAPITAL FUNDING
                                    CORPORATION


                                    By:  /s/ R. L. Crichton
                                        -----------------------

                                    Title:  President


                                    AMERITECH CORPORATION


                                    By:  /s/ O. G. Shaffer
                                        -----------------------

                                    Title: Executive Vice President
                                           and Chief Financial
                                           Officer

Accepted as of the date hereof:

LEHMAN BROTHERS INC.


By:  /s/ B. McDade
    ------------------------

Title:   Managing Director
       ---------------------


on behalf of Lehman Brothers Inc.
and the other several Underwriters

                                                                         ANNEX I

                               Pricing Agreement
                               -----------------

     [Names of Representative(s)]
      As Representatives of the several
          Underwriters named in Schedule I hereto,
     [                        ]
     [                        ]


Dear Sirs:

     Ameritech Capital Funding Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated______________, ____ (the "Underwriting Agreement"), between the Company and Ameritech Corporation ("Ameritech") on the one hand and [names of representative(s) named therein] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). The Securities will be guaranteed unconditionally as to payments of principal, premium, if any, and interest by Ameritech. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us ___ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Company and Ameritech. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company or Ameritech for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                    Very truly yours,

                                    AMERITECH CAPITAL FUNDING
                                      CORPORATION


                                    By: __________________________

                                    AMERITECH CORPORATION


                                    By: __________________________

Accepted as of the date hereof:

[NAME(S) OF REPRESENTATIVE(S)]

By: ___________________________

                                   SCHEDULE I


                                               Principal Amount of
                                              Designated securities
                                                      to be
     Underwriter                                    Purchased
     -----------                              --------------------


[Name(s) of Representative(s)]...............
[Names of other Underwriters]



                                                    ------------

     Total......................................  $ ____________
                                                    ------------

                                SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

     [      %] [Floating Rate]  [Zero Coupon]  [Notes]

     [Debentures]  [Warrants]  due

AGGREGATE PRINCIPAL AMOUNT:

     $

PRICE TO PUBLIC:

          % of the principal amount of the Designated Securities, plus accrued
     interest from             to            [and accrued amortization, if any,
     from               to        ]

PURCHASE PRICE BY UNDERWRITERS:

         % of the principal amount of the Designated Securities, plus accrued
     interest from                to            [and accrued amortization, if
     any, from           to            ]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

     [New York] Clearing House (next day) funds

INDENTURE:

     Indenture, dated January 1, 1990, between the Company, Ameritech and Continental Bank, National Association, as Trustee

MATURITY:


INTEREST RATE:

     [      %]  [Zero Coupon]  [See Floating Rate Provisions]

INTEREST PAYMENT DATES:

     [months and dates]

REDEMPTION PROVISIONS:

     [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the
     principal face amount of $        or an integral multiple thereof,

     [on or after             , at the following redemption prices (expressed in
     percentages of principal amount).  If [redeemed on or before        ,    %
     and if], redeemed during the 12-month period beginning


                                         Redemption
          Year                              Rate
          ----                              ----



     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [On any interest payment date falling or after    ,   , at the election of
     the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]

SINKING FUND PROVISIONS:

     [No sinking fund provisions]

     [The Designated Securities are entitled to the benefit of a sinking fund to
     retire $         principal amount of Designated Securities on
     in each of the years [         ] through [     ] at 100% of their principal
     amount plus accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an
     additional $            principal amount of Designated Securities in the
     years       through       at 100% of their principal amount plus accrued
     interest.]

     [IF SECURITIES ARE EXTENDABLE DEBT SECURITIES, INSERT --

EXTENDABLE PROVISIONS:

     Securities are repayable on           , [insert date and years], at the
     option of the holder, at their principal amount
     with accrued interest.  Initial annual interest rate will be        %, and
     thereafter annual interest rate will be adjusted on         , and   to a
     rate not less than     % of the effective annual interest rate on U.S.
     Treasury obligations with      -year maturities as of the [insert date 15
     days prior to maturity date] prior to such [insert maturity date].]

     IF SECURITIES ARE FLOATING RATE DEBT SECURITIES, INSERT --

FLOATING RATE PROVISIONS:

     Initial annual interest rate will be     %              through
     [and thereafter will be adjusted [monthly] [on each      ,     ,      and]
     [to an annual rate of      % above the average rate for -year [month]
     [securities]  [certificates of deposit] by and     [insert names of
     banks].]  [and the annual interest rate            [thereafter]  [from
     through       ] will be the interest yield equivalent of the weekly average
     per annum market discount rate for         -month Treasury bills plus of
     Interest Differential (the excess, if any, of (i) then current weekly
     average per annum secondary market yield for    -month certificate of
     deposit over (ii) then current interest yield equivalent of the weekly
     average per annum market discount rate from          -month Treasury
     bills); (from            and         thereafter the rate will be the then
     current interest yield equivalent plus    % of Interest Differential].]

TIME OF DELIVERY:

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

     Designated Representatives:

     Address for Notices, etc.:

[OTHER TERMS]:

                                                                        ANNEX II

     (1) They are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder;

     (2) In their opinion, the audited financial statements, financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

     (3) On the basis of a reading of the latest unaudited financial statements made available by Ameritech and its subsidiaries, the carrying out of certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive and audit committees of Ameritech, and inquiries of certain officials of Ameritech who have responsibility for financial and accounting matters of Ameritech and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

          (a) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

          (b) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of Ameritech and its subsidiaries or capital stock of Ameritech or decreases in the stockholders' equity of Ameritech as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the

     Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Ameritech as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

          (c) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

     (4) In addition to their examination referred to in their report included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Ameritech and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including certain information specified by the Representatives and agreed to by Arthur Andersen & Co. included or incorporated in Items 1, 2, 6, 7 and 11 of Ameritech's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of Ameritech and its subsidiaries, excluding any questions of legal interpretation; and

     (5) If unaudited pro forma financial statements are included or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of Ameritech and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.